Exhibit 99.1

ANI Pharmaceuticals Announces Board Transition

Patrick D. Walsh steps down as Chairman and will complete his current term as Board member

Thomas J. Haughey has been unanimously elected to serve as the next Chairman of the Board

PRINCETON, N.J., Dec. 1, 2025 -- ANI Pharmaceuticals, Inc. (“ANI” or the “Company”) (Nasdaq: ANIP) today announced that its Chairman, Patrick D. Walsh, will retire from the Company's Board of Directors after a distinguished tenure of service. His retirement will be effective after completing his current term through the Company’s 2026 Annual Meeting of Stockholders. In addition, Mr. Walsh has stepped down from his position as Chairman. The Board of Directors has unanimously elected Thomas J. Haughey, a member of the Board since May 2018, as the next Chairman of the Board.

“It has been a privilege to serve as ANI’s Chairman and contribute to its significant growth and success,” said Mr. Walsh. “I am immensely proud of the evolution of ANI’s business and am confident in the team's ability to continue to advance its business and purpose of Serving Patients, Improving Lives.’"

Nikhil Lalwani, President and CEO of ANI, commented, “For over seven years, Pat has served as a trusted advisor to ANI and a champion of our purpose. Personally, I am grateful to Pat for his mentorship, guidance and support. On behalf of the Board and the entire ANI team, I want to thank him for his distinguished leadership and contributions to the lives of patients and the creation of shareholder value. We wish him all the best in his retirement. Likewise, we are delighted to acknowledge Tom’s significant contributions to the Company as a Board member for the past seven years and to welcome him as our next Chairman as we significantly expand our Rare Disease business.”

As Mr. Haughey steps into his role as ANI’s Chairman of the Board, he will step down as Chair of the Audit and Finance Committee. Jeanne Thoma, a member of the Board since August 2020, and current Member of the Audit and Finance Committee and Member of the Compensation Committee, will assume the role of Chair of the Audit and Finance Committee. Mr. Haughey will continue to serve as a member of the Audit and Finance Committee and as a member of the Nominating and Corporate Governance Committee.

“I am honored to lead as Chairman of ANI’s Board and have great conviction in the ANI team across its core businesses,” said Mr. Haughey. “I look forward to seamless collaboration with the entire Board and ANI as we continue our work to support patients in need and deliver profitable growth for shareholders.”

About ANI Pharmaceuticals, Inc.

ANI Pharmaceuticals, Inc. (Nasdaq: ANIP) is a diversified biopharmaceutical company committed to its mission of “Serving Patients, Improving Lives" by developing, manufacturing, and commercializing innovative and high-quality therapeutics. The Company is focused on delivering sustainable growth through its Rare Disease business, which markets novel products in the areas of ophthalmology, rheumatology, nephrology, neurology, and pulmonology; its Generics business, which leverages R&D expertise, operational excellence, and U.S.-based manufacturing; and its Brands business. For more information, visit www.anipharmaceuticals.com.

Forward-Looking Statements

To the extent any statements made in this release deal with information that is not historical, these are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, those relating to the Company’s ability to continue to deliver profitable growth and to support patients, and other statements that are not historical in nature, particularly those that utilize terminology such as “anticipates,” “will,” “expects,” “plans,” “potential,” “future,” “believes,” “intends,” “continue,” the negatives thereof, or other words of similar meaning, derivations of such words and the use of future dates.

Uncertainties and risks may cause the Company’s actual results to be materially different than those expressed in or implied by such forward-looking statements. Uncertainties and risks include, but are not limited to: the ability of our approved products, including Cortrophin Gel and ILUVIEN, to achieve commercialization at levels of market acceptance that will continue to allow us to achieve continued profitability; our ability to complete or achieve any, or all of the intended benefits of acquisitions and investments, including the acquisition of Alimera, in a timely manner or at all; the limitation of our cash flow as a result of the indebtedness and liabilities incurred from the acquisition of Alimera; the risks that our acquisitions and investments, including the acquisition of Alimera, could disrupt our business and harm our financial position and operating results; delays and disruptions in production of our approved products, increased costs and potential loss of revenues if we need to change suppliers due to the limited number of suppliers for our raw materials, active pharmaceutical ingredients, expedients, and other materials; delays and disruptions in production of our approved products as a result of our reliance on single source third party contract manufacturing supply for certain of our key products, including Cortrophin Gel and ILUVIEN; delays or failure in obtaining and maintaining approvals by the U.S. Food and Drug Administration (“FDA”) of the products we sell; changes in policy or actions that may be taken by the FDA, United States Drug Enforcement Administration and other regulatory agencies, and the focus of the current U.S. presidential administration, including among other things, drug recalls, regulatory approvals, facility inspections and potential enforcement actions; risks that we may face with respect to importing raw materials and delays in delivery of raw materials and other ingredients and supplies necessary for the manufacture of our products from both domestic and overseas sources due to supply chain disruptions or for any other reason, including increased costs due to tariffs; the ability of our manufacturing partners to meet our product demands and timelines; the impact of changes or fluctuations in exchange rates; our ability to develop, license or acquire, and commercialize new products;

our obligations in agreements under which we license, develop or commercialize rights to products or technology from third parties and our ability to maintain such licenses; the level of competition we face and the legal, regulatory and/or legislative strategies employed by our competitors to prevent or delay competition from generic alternatives to branded products; our ability to protect our intellectual property rights; the impact of legislative or regulatory reform on the pricing for pharmaceutical products; the impact of any litigation to which we are, or may become, a party; our ability, and that of our suppliers, development partners, and manufacturing partners, to comply with laws, regulations and standards that govern or affect the pharmaceutical and biotechnology industries; our ability to maintain the services of our key executives and other personnel; the potential impact of new U.S. tax legislation on our business, including the One Big Beautiful Bill Act; and general business and economic conditions, such as inflationary pressures, geopolitical conditions, and other risks and uncertainties that are described in ANI’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other periodic reports filed with the Securities and Exchange Commission (“SEC”).

More detailed information on these and additional factors that could affect the Company’s actual results are described in the Company’s filings with the SEC, including its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, and other periodic reports, as well as other filings with the SEC. All forward-looking statements in this news release speak only as of the date of this news release and are based on the Company’s current beliefs, assumptions, and expectations. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Investor Relations:
Courtney Mogerley, Argot Partners
E: ani@argotpartners.com

Media Relations:
Deborah Elson, Argot Partners
E: ani@argotpartners.com